UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2009


                            MARINE EXPLORATION, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                     000-24637                91-1890338
          --------                     ---------                ----------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


                535 Sixteenth Street, Suite 820, Denver, CO 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 459-2485

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))



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Item 1.01. -  Entry Into a Material Definitive Agreement

Pursuant to the terms and conditions of a management agreement, Mark
Goldberg, Paul Enright and Robert Stevens have been retained for a term of 24 months beginning May 6, 2009, and will be entitled to a royalty of 2.5% of gross proceeds of treasure wrecks during this period. Msrs Enright and Stevens as founders and officers will continue providing management services for the company. Since inception in March 2007 through March of 2009 Enright and Stevens have not received salaries from the company until the execution of this management agreement. This management agreement provides monthly salaries of $30,000 per month each and any reasonable out of pocket expenses. Mr. Goldberg will be paid a monthly salary of up to $30,000 for compensation as CEO as described under ITEM 5.02 below.


Item 3.02. - Recent Sales of Unregistered Securities.

The company sold 30,000,000 shares of to Hoss Capital for satisfaction of $5000, in partial repayment of funds loaned to Marine, and 30,000,000 to Kingoero
Inc, beneficially held by Mark Goldbeg, CEO, for satisfaction of a $5000 note.


Item 5.02. - Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 8, 2009 Mark Goldberg has been offered the position of CEO. Mark Goldberg has served as an officer and consultant to various public and non public companies from 2001 to the present. In 2001 Mr. Goldberg was nominated for a Tony award as the producer for the Broadway show Bells are Ringing and also helped produced the off Broadway show Summer of 42. Mr. Goldberg was a registered stockbroker and manager with various brokerage firms from 1979 through 2001. He received his BS in Marketing from C.W. Post Long Island University (Brookville, NY) and his AAS in Marketing from Nassau Community College (Garden City, NY)

Item 7.01. - Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction
B.2 of Form 8-K, the information in this report, including Exhibits , is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. The information contained in the Exhibits is incorporated herein by reference.

Item 9.01. - Financial Statements and Exhibits

(d) Exhibits

10.1 Compensation Agreement dated May 8, 2009 with Mark Goldberg, Robert Stevens and Paul Enright

10.2    Employment Contract dated May 8, 2009 with Mark Goldberg


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 8, 2009

                                      MARINE EXPLORATION, INC.



                                      By:  /s/ Paul Enright
                                           ---------------------------
                                           PAUL ENRIGHT, PRESIDENT


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